UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-32268	11-3715772
(Commission File Number)	(IRS Employer Identification No.)

30 S. Meridian Street Suite 1100 Indianapolis, IN	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Conforming Changes to Financial Statements

Kite Realty Group Trust is filing this Current Report on Form 8-K (“Form 8-K”) to conform certain financial information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (“2008 Form 10-K”) to reflect its adoption of Statement of Financial Accounting Standard (“SFAS”) No. 160, “Non-controlling Interests in Consolidated Financial Statements” (“SFAS 160”) and the application of EITF Topic D-98, “Classification and Measurement of Redeemable Securities” (“EITF D-98”).  The effects of the application of these pronouncements are further described in Note 2 to the Consolidated Financial Statements.  Effective January 1, 2009, SFAS 160 requires that certain noncontrolling interests in a subsidiary be reported as equity and the amount of consolidated net income specifically attributable to the noncontrolling interest be identified in the consolidated financial statements.

We anticipate filing a registration statement on Form S-3 with respect to common shares that we may issue pursuant to our Dividend Reinvestment and Share Purchase Plan.  The Securities and Exchange Commission’s (“SEC”) rules for such registration statements require retrospective revision of the most recent fiscal year’s annual audited financial statements under certain circumstances, including the application of certain changes in accounting principles (such as our adoption of SFAS 160) subsequent to the date of the annual audited financial statements that are incorporated by reference into that registration statement.   Accordingly, in this Form 8-K, we have recast certain financial information to reflect the retroactive application of SFAS 160 and EITF D-98 for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, as well as the effect of the retrospective application of SFAS 160 and EITF D-98 to appropriate sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations.  This retroactive application did not affect net income attributable to Kite Realty Group Trust for any of the periods presented.

This Form 8-K does not attempt to modify or update any disclosures set forth in the 2008 10-K, except as required to reflect the recast of the financial information contained herein.  This Form 8-K should therefore be read in conjunction with the 2008 Form 10-K and our other periodic filings we have made with the SEC.

United States Federal Income Tax Considerations

We are also filing as Exhibit 99.2 (incorporated by reference herein) a discussion of the material U.S. federal income tax considerations relating to our qualification and taxation as a  real estate investment trust, or REIT, and the acquisition, holding, and disposition of our equity securities.  The description contained in Exhibit 99.2 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of our company and our shareholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Certain statements in the description of U.S. federal income tax considerations contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions, particularly in light of the current recession and governmental action and policies;

•                  financing risks, including accessing capital on acceptable terms;

•                  the level and volatility of interest rates;

•                  the financial stability of tenants, including their ability to pay rent;

•                  the need to recognize additional impairment charges;

•                  the competitive environment in which we operate;

•                  acquisition, disposition, development and joint venture risks;

•                  property ownership and management risks;

•                  our ability to maintain our status as a REIT for U.S. federal income tax purposes;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in reports we file with the SEC or in other documents that we publicly disseminate, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in our quarterly reports on Form 10-Q.

Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.  We refer you to the documents filed by us from time to time with the SEC, which discuss these and other factors that could adversely affect our results.

Item 9.01.         Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm
99.1	Revisions to the Kite Realty Group Trust 2008 Annual Report on Form 10-K:
• Part II, Item 6, Selected Financial Data

• Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Part IV, Item 15(a), Financial Statements and Supplementary Data

99.2	United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: December 22, 2009	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm
99.1	Revisions to the Kite Realty Group Trust 2008 Annual Report on Form 10-K:
• Part II, Item 6, Selected Financial Data

• Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Part IV, Item 15(a), Financial Statements and Supplementary Data

99.2	United States Federal Income Tax Considerations